FORM OF LETTER TO CLIENTS OF NOMINEE HOLDERS

CONN’S, INC.

Common Stock, par value $0.01 per share

Offered Pursuant to Subscription Rights
Distributed to Stockholders of
Conn’s, Inc.

November 8, 2010

To Our Clients:

Enclosed for your consideration is a prospectus supplement dated November 8, 2010 (the “Prospectus Supplement”), relating to the rights offering (the “Rights Offering”) by Conn’s, Inc. (the “Company”) of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), pursuant to transferable subscription rights (the “Rights”) distributed to all holders of record of shares of Common Stock at 5:00 p.m., Eastern Time, on November 1, 2010 (the “Record Date”). The Rights are described in the Prospectus Supplement.

In the Rights Offering, the Company is offering an aggregate of approximately 9,259,390 shares of Common Stock, as described in the Prospectus Supplement.

The Rights will expire, if not validly exercised, at 5:00 p.m., Eastern Time, November 23, 2010, unless extended in the sole discretion of the Company (as it may be extended, the “Expiration Date”).

As described in the accompanying Prospectus Supplement, you will receive one Right for each share of Common Stock carried by us in your account as of 5:00 p.m., Eastern Time, on the Record Date.

Each Right entitles you to purchase shares of Common Stock at the cash price of $2.70 per share (the “Subscription Price”) and consists of a basic subscription privilege and an oversubscription privilege. The basic subscription privilege entitles you to purchase 0.41155 shares of Common Stock at the Subscription Price for each Right held. If you validly exercise your basic subscription privilege in full, the oversubscription privilege entitles you to purchase, at the Subscription Price, additional shares of Common Stock that are offered to but not purchased by other Rights holders. If oversubscription requests exceed shares available, you will receive a pro rata allocation of the available shares based on the number of shares you purchased under your basic subscription privilege.

“Pro rata” means to each oversubscribing holder based on the number of shares such holder purchased pursuant to the exercise of its basic subscription privilege in proportion to the total number of shares purchased by all oversubscribing holders pursuant to the exercise of their basic subscription privileges. For example, if Holder A purchased 100 shares pursuant to the exercise of its basic subscription privilege and Holder B purchased 200 shares pursuant to the exercise of its basic subscription privilege, and Holder A and Holder B both exercise their respective oversubscription privileges and elect to each purchase an additional 100 shares, but there were only 100 total shares available to fulfill all oversubscription requests, then Holder A would receive 33.33 (or when rounded up to the nearest whole share, 34) shares and Holder B would receive 66.66 (or when rounded up to the nearest whole share, 67) shares. If you are not allocated the full amount of shares for which you oversubscribe, you will receive a refund of the subscription price, without interest or deduction, that you delivered for those shares of Common Stock that are not allocated to you. The subscription agent will mail such refunds as soon as practicable after the completion of this rights offering.

You will not receive fractional shares of Common Stock as a result of your exercise of Rights pursuant to the Rights Offering. Instead, fractional shares of Common Stock will be rounded up to the nearest whole share with the Subscription Price adjusted accordingly. You may only exercise your Rights to purchase, at the Subscription Price, a whole number of shares of Common Stock, rounded up to the nearest whole number you are otherwise entitled to purchase. For example, if you owned 100 shares of Common Stock as of 5:00 p.m., Eastern Time, on the Record Date, you would receive 100 Rights, which would entitle you to purchase 41.155 shares (42 rounded up to the nearest whole share) at the Subscription Price through the exercise of basic subscription privileges.

If the aggregate Subscription Price paid by you is insufficient to purchase the number of shares of Common Stock subscribed for, or if no number of shares of Common Stock to be purchased is specified, then you will be deemed to have exercised the Rights to purchase shares of Common Stock to the full extent of the payment tendered.

If the aggregate Subscription Price paid by you exceeds the amount necessary to fulfill the purchase of shares of Common Stock under your basic subscription privilege, then, unless you otherwise indicate, you will be deemed to have exercised your oversubscription privilege to the extent that the Subscription Price paid affords. If the aggregate Subscription Price paid by you exceeds the amount necessary to purchase the number of shares of Common Stock for which you have indicated an intention to subscribe, then any remaining amount shall be returned to you by mail, without interest or deduction, as soon as practicable after the Expiration Date and after all prorations and adjustments contemplated by the terms of the Rights Offering have been effected.

The Common Stock is traded on the NASDAQ Global Select Market (“NASDAQ”) under the symbol “CONN.” The Rights are transferable, and are listed on NASDAQ under the symbol “CONNR.” The Rights will be evidenced by rights certificates (the “Subscription Rights Certificates”), which will be transferable until the close of business on the last NASDAQ trading day preceding the Expiration Date, at which time they will cease to have value for trading purposes. Resales of Rights by the Company’s affiliates have not been registered and are not permitted.

THE MATERIALS ENCLOSED ARE BEING FORWARDED TO YOU AS THE BENEFICIAL OWNER OF COMMON STOCK CARRIED BY US IN YOUR ACCOUNT BUT NOT REGISTERED IN YOUR NAME. EXERCISES AND SALES OF RIGHTS MAY BE MADE ONLY BY US AS THE RECORD OWNER AND PURSUANT TO YOUR INSTRUCTIONS.

Enclosed are copies of the following documents:

1. Prospectus Supplement;

2. Prospectus dated April 28, 2009;

3. Instructions as to Use of Subscription Rights Certificates; and

4. A Beneficial Owner Election Form.

Accordingly, we request instructions as to whether you wish us to elect to subscribe for any shares of Common Stock to which you are entitled pursuant to the terms and subject to the conditions set forth in the enclosed Prospectus Supplement or if you wish us to sell the Rights to which you are entitled. However, we urge you to read the documents carefully before instructing us to exercise your Rights.

If you wish to have us, on your behalf, exercise the Rights for any shares of Common Stock to which you are entitled, please so instruct us by completing, executing and returning to us the Beneficial Owner Election Form attached hereto.

Your instructions to us should be forwarded as promptly as possible in order to permit us to exercise or sell Rights on your behalf in accordance with the provisions of the Rights Offering. The Rights Offering will expire at 5:00 p.m., Eastern Time, on the Expiration Date. Once you have exercised your Rights, such exercise may not be revoked unless the terms of the Rights Offering are amended in a material manner.

Additional copies of the enclosed materials may be obtained from Georgeson Inc., the Information Agent. The Information Agent’s telephone number is (866) 357-4029. Any questions or requests for assistance concerning the Rights Offering should be directed to the Information Agent.

Very truly yours,

[Name of Nominee]

BENEFICIAL OWNER ELECTION FORM

The undersigned acknowledges receipt of your letter and the enclosed materials relating to the grant of transferable rights (the “Rights”) to purchase shares of common stock, par value $0.01 per share (the “Common Stock”), of Conn’s, Inc. (the “Company”).

This will instruct you whether to exercise Rights to purchase shares of Common Stock or sell such Rights held by you for the account of the undersigned, pursuant to the terms and subject to the conditions set forth in the Company’s prospectus supplement dated November 8, 2010 (the “Prospectus Supplement”) and the related “Instructions as to Use of Subscription Rights Certificates.”

I (we) hereby instruct you as follows:

(CHECK THE APPLICABLE BOXES AND PROVIDE ALL REQUIRED INFORMATION)

Box 1.	☐	Please DO NOT EXERCISE RIGHTS for shares of Common Stock.
Box 2.	☐	Please EXERCISE RIGHTS for shares of Common Stock as set forth below:

A. Basic Subscription Privileges. Number of shares of Common Stock being purchased:

	Rights	X	0.41155	=

(No. of Rights)			(Ratio)		(No. of shares of Common Stock)

B. Oversubscription Privileges. Number of shares of Common Stock being purchased:

	Rights	X	0.41155	=

(No. of Rights)			(Ratio)		(No. of shares of Common Stock)

C. Total Payment Required (or amount provided with Notice Guaranteed Delivery):

	Whole Shares	X	$2.70	= $
(Total No. of shares of Common Stock being purchased in Lines A and B, rounded up to nearest whole share)			(Exercise Price)		(Payment)

I am (we are) making the total purchase price payment required in the following manner:

Box 3.	☐	Payment in the following amount is enclosed: $ ; or
Box 4.	☐	Please deduct payment of $ from the following account maintained by you as follows:

Type of Account	Account No.

(The total of Box 3 and Box 4 must equal the total payment specified on line “C” above.)

I (we) on my (our) own behalf, or on behalf of any person(s) on whose behalf, or under whose directions, I am (we are) signing this form:

•	irrevocably elect to purchase the number of shares of Common Stock indicated above upon the terms and conditions specified in the Prospectus Supplement;

•	agree that if I (we) fail to pay for the shares of Common Stock I (we) have elected to purchase, you may exercise any remedies available to you under law; and

•	understand that my (our) exercise of Rights may not be withdrawn except as specified in the Prospectus Supplement.

Box 5.	☐	Please sell of my (our) Rights. I (we) have enclosed my (our) Subscription Rights Certificate with Section 3 thereof signed, but otherwise left blank.

Name of beneficial owner(s):

Signature of beneficial owner(s):

If you are signing in your capacity as a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or another acting in a fiduciary or representative capacity, please provide the following information:

Name:

Capacity:

Address (including Zip Code):

Telephone Number:

4